Prospectus Supplement*

July 7, 1998
IDS Global Growth Fund, Inc. (December 30, 1997)     S-6334 L (12/97)

The section titled "Class B - contingent deferred sales charge alternative" has been revised to add the following paragraphs after the second paragraph of that section:

The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 4% because a redemption after 15 months would take place during the second year after purchase.

Because the CDSC is imposed only on redemptions that reduce the total of your purchase payments, you never have to pay a CDSC on any amount you redeem that represents appreciation in the value of your shares, income earned by your shares or capital gains. In addition, when determining the rate of any CDSC, your redemption will be made from the oldest purchase payment you made. Of course, once a purchase payment is considered to have been redeemed, the next amount redeemed is the next oldest purchase payment. By redeeming the oldest purchase payments first, lower CDSCs are imposed than would otherwise be the case.

Waivers of the contingent deferred sales charge The CDSC on Class B shares will be waived on redemptions of shares:

o    In the event of the shareholder's death,

o Purchased by any board member, officer or employee of a fund or AEFC or its subsidiaries,

o    Held in a trusteed employee benefit plan,

o Held in IRAs or certain qualified plans for which American Express Trust Company acts as custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

     -at least 59 1/2 years old, and

     -taking a retirement distribution (if the redemption is part of a transfer to an IRA or qualified plan in a product distributed by AEFA, or a custodian-to-custodian transfer to a product not distributed by AEFA, the CDSC will not be waived), or

     -redeeming   under  an  approved   substantially   equal  periodic  payment
     arrangement.

     S- 6334 1 A(7/98)
     Valid until next prospectus update
     Destroy January 1, 1999